INVESTOR PRESENTATION Q1 2024

DISCLAIMER 2 This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q and Current Report on Form 8-K, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: our business and investment strategy; our ability to accurately forecast the payment of future dividends on our common and preferred stock, and the amount of such dividends; our ability to determine accurately the fair market value of our assets; availability of investment opportunities in real estate-related and other securities, including our valuation of potential opportunities that may arise as a result of current and future market dislocations; our expected investments; changes in the value of our investments, including negative changes resulting in margin calls related to the financing of our assets; changes in inflation, interest rates and mortgage prepayment rates; prepayments of the mortgage and other loans underlying our mortgage- backed securities, or MBS, or other asset-backed securities, or ABS; rates of default, delinquencies, forbearance, deferred payments, or decreased recovery rates on our investments; general volatility of the securities markets in which we invest; our ability to maintain existing financing arrangements and our ability to obtain future financing arrangements; our ability to effect our strategy to securitize residential mortgage loans; interest rate mismatches between our investments and our borrowings used to finance such purchases; effects of interest rate caps on our adjustable-rate investments; the degree to which our hedging strategies may or may not protect us from interest rate volatility; the impact of and changes to various government programs; the impact of and changes in governmental regulations, tax law and rates, accounting guidance, and similar matters; market trends in our industry, interest rates, the debt securities markets or the general economy; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; qualified personnel; our ability to maintain our classification as a real estate investment trust, or, REIT, for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended, or 1940 Act; our expectations regarding materiality or significance; and the effectiveness of our disclosure controls and procedures. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these, and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. We use our website (www.chimerareit.com) as a channel of distribution of company information. The information we post on our website may be deemed material. Accordingly, investors should monitor our website, in addition to following our press releases, SEC filings and public conference calls and webcasts. In addition, you may automatically receive email alerts and other information about Chimera when you enroll your email address by visiting our website, then clicking on “News and Events" and selecting "Email Alerts" to complete the email notification form. Our website and any alerts are not incorporated into this document. All information in this presentation is as of March 31, 2024, unless stated otherwise. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors.

CHIMERA IS A CREDIT-FOCUSED HYBRID MORTGAGE REIT 3  We are a Real Estate Investment Trust (REIT) founded in 2007  We have been internally managed since August 2015  Our hybrid approach allows us to maintain flexibility in portfolio allocation and liability management  Our equity capital is approximately $2.6 billion, including approximately $1.7 billion common stock and $930 million preferred stock  We have declared dividends of $6.2 billion to common and preferred stockholders since inception  Our portfolio contains residential mortgage loans and mortgage-backed securities  Our residential mortgage loan portfolio is comprised of Reperforming Loans (RPLs), Non-QM & Investor Loans, Business Purpose Loans (BPLs), and Prime Jumbo Loans and it represents a significant part of our business and growth strategy  We use leverage to enhance our returns and to finance the acquisition of mortgage assets through several funding sources including repurchase agreements (repo), warehouse lines, and most importantly, asset securitization  Our total leverage ratio is 3.7:1 and recourse leverage ratio is 0.9:1 Information is unaudited, estimated and subject to change.  We strive to provide attractive risk-adjusted returns and long-term value, using securitization, asset selection and leverage, for our shareholders.

Q1 2024 OVERVIEW 4Information is unaudited, estimated and subject to change (1) $1 billion of interest rate swaps will be maturing in May 2024.  Book value of $7.11 per share in Q1 2024 compared to $6.75 per share in Q4 2023  Economic return of 7.0%  Remained active with our portfolio during the quarter  Invested approximately $34 million in high-yielding subordinated tranches of new issue mortgage securitizations backed by reperforming mortgage loans and small balance commercial properties  Settled on $78 million of Business Purpose Loans during the quarter , which were previously committed to in Q4 2023  Sold approximately $35 million of Agency CMBS positions as a continuation of our portfolio optimization strategy  As a result of the sales, $32 million of recourse financing was paid off  Reduced our total recourse financing exposure by approximately $47 million  Paid off $10 million of a longer-term higher cost financing facility  Decreased recourse leverage from 1.0x in Q4 2023 to 0.9x in Q1 2024  Interest rate hedges provides flexibility for the management of our NIM  $2.0 billion of interest rate swaps, at a weighted average pay-fixed rate of 3.36%, protect approximately 118% of floating rate liabilities (1)  $1.0 billion of interest rate swaptions, at a weighted average pay-fixed rate of 3.61%  Includes $500 million of interest rate swaptions added in January 2024, at a pay-fixed rate of 3.45%  Series B and D Preferred Stock converted to floating rate as of March 30, 2024  The Series B will reflect a rate of 11.35%, equal to three-month CME Term SOFR (plus a spread adjustment of 0.26%) plus a spread of 5.79%  The Series D will reflect a rate of 10.94%, equal to three-month CME Term SOFR (plus a spread adjustment of 0.26%) plus a spread of 5.38%

8%, Non Agency RMBS, $1,060 88%, Loans, $11,075 20%, Equity, $2,646 19%, Repo (Recourse Financing), $2,385 59%, Securitized Debt (Non-Recourse Financing), $7,410 Assets Liabilities & Equity Other Assets Cash Agency RMBS Agency CMBS Non Agency RMBS Loans Equity Other Liabilities Q1 2024 TOTAL GAAP PORTFOLIO 5  Our capital is mainly allocated to residential mortgage loans financed with non-recourse and repo financing. Information is unaudited, estimated and subject to change. (1) At fair value. (2) Includes $930 million of Preferred Equity. % Fixed-Rate & % Non-MtM and Limited MtM Financing Expected Repo Maturities as of Q1 2024 ($ in Millions) Total Assets $12,547 Q1 2024 GAAP Balance Sheet ($ in Millions) (1) Total Liabilities $9,901  We use leverage to enhance our returns and to finance the acquisition of mortgage assets  We use several funding sources to finance our investments including repurchase agreements (repo), warehouse lines, and, most importantly, asset securitization  Our Securitized Debt provides long-term stable financing and structural leverage to enhance returns and mitigate risk  80% Fixed Rate (including Securitized Debt)  90% Non-MtM and Limited MtM (including Securitized Debt) Our Funding Strategy $6 35 $2 57 $7 3 $2 92 $2 45 $5 43 $3 40 $0 $250 $500 $750 $1,000 0-3 Months 3-6 Months 6-12 Months 12 Months+ MtM Limited MtM Non MtM

RECOURSE FINANCING & INTEREST RATE HEDGING

Q1 2024 Overview

- $2.4 billion in repo liabilities
- $965 million of MtM financing
- 0.9x recourse leverage
- 60% of repos are Non-MtM and Limited MtM
- $2 billion of interest rate swaps hedge 118% of the floating rate liabilities (1) (2)
  - Weighted average pay-fixed rate of 3.36%
- $1 billion of 1x1 interest rate swaptions
  - Weighted average pay-fixed rate of 3.61%

Q1 2024 Recourse Financing & Interest Rate Hedges ($ in Millions)



Total $2,385
$450
$245
$432
$292
$965
Total Non-MtM & Limited MtM $1,439 60%
MtM 40%
Total Floating Rate(1) $1,689 71%
Total $3,000
$1,000
$2,000
Interest Rate Swaptions
Interest Rate Swaps
Recourse Financing
Hedges
Floating MtM
Floating Limited MtM
Floating Non MtM
Capped Floating Limited MtM
Fixed Non MtM
Swaps
Swaptions

Q4 2023 Overview

- $2.4 billion in repo liabilities
- $973 million of MtM financing
- 1.0x recourse leverage
- 60% of repos are Non-MtM and Limited MtM
- $1 billion of interest rate swaps hedge 58% of the floating rate liabilities (1)
  - Weighted average pay-fixed rate of 3.26%
- $1.5 billion of 1x1 interest rate swaptions
  - Weighted average pay-fixed rate of 3.56%

Q4 2023 Recourse Financing & Interest Rate Hedges ($ in Millions)



Total $2,432
$463
$246
$450
$300
$973
Total Non-MtM & Limited MtM $1,459 60%
MtM 40%
Total Floating Rate(1) $1,723 71%
Total $2,500
$1,500
$1,000
Interest Rate Swaptions
Interest Rate Swaps
Recourse Financing
Hedges
Floating MtM
Floating Limited MtM
Floating Non MtM
Capped Floating Limited MtM
Fixed Non MtM
Swaps
Swaptions

Information is unaudited, estimated and subject to change.
(1) Excludes $245 million of capped floating rate financing.
(2) $1 billion of interest rate swaps will be maturing in May 2024.

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CHIMERA INVESTMENT CORPORATION

$9.3 80% $2.3 20% UPB Originated Prior to 2008 UPB Originated After 2008 Chimera’s loan portfolio is very seasoned with 80% of loans originated prior to 2008. Acquires residential mortgage loans from banks, non-bank financial institutions and government sponsored agencies  Finances purchases of mortgage loans via warehouse facilities and repurchase agreements (recourse financing)  Securitizes mortgage loans by selling senior securities and retains subordinate and interest-only securities (long-term non-recourse financing)  Finances retained securities via repurchase agreements (recourse financing) to enhance return on investment Chimera’s Residential Mortgage Loan Process Overview RESIDENTIAL MORTGAGE LOANS OVERVIEW Chimera’s loan portfolio has benefitted from historic levels of home equity due to HPA. 7 Source: Bloomberg & IntexCalc. Information is unaudited, estimated and subject to change. (1) Includes $604 million of Residential Mortgage Loans held in financing trusts & $636 million of Non-QM and Prime Jumbo securitizations. (2) HPI LTV data as of January 2024. Chimera’s loan portfolio has a weighted average coupon of 5.99%. Delinquencies on Chimera’s loan portfolio are below Pre-Pandemic levels. 173 184 180 184 186 2020 2021 2022 2023 2024 62 52 49 45 44 2020 2021 2022 2023 2024 20 00 20 04 20 08 20 12 20 16 20 20 20 24 12.9 11.9 10.7 9.5 9.6 2020 2021 2022 2023 2024 6.30 6.10 5.85 5.96 5.99 2020 2021 2022 2023 2024 60+ Day Delinquency (%) Weighted Average Coupon (%) Weighted Average Loan Age (Months) Loan Origination Year ($ in Billions) S&P CoreLogic Case Shiller National HPI (2) HPI Updated LTV % $11.6 Billion Total Balance WALA of 186 months Q1 2024 Key Loan Statistics Total Current Unpaid Principal Balance (UPB) $11.6 Billion (1) Total Number of Loans 109,996 Weighted Average Loan Size $106K Weighted Average Coupon 5.99% WA FICO 665 Weighted Average Loan Age (WALA) 186 Months Weighted Average Original Loan-to-Value (LTV) 79% Amortized Loan-to-Value (LTV) 65% HPI Updated Loan-to-Value (LTV) (2) 44% 60+ Days Delinquent 9.6%

 Chimera has RMBS & Loan issuance with an unpaid principal balance of approximately $14 billion currently outstanding  Re-securitization is an additional source for future capital re-deployment Type SECURITIZATION ACTIVITY 8 0 2,000 4,000 6,000 8,000 10,000 Senior Bond Orig. Balance Subordinated Bond Orig. Balance Chimera’s Securitization History ($ in Millions)  Chimera has completed 104 deals and securitized $52 billion of residential mortgage assets which includes Legacy Non-Agency RMBS, Seasoned Reperforming Loans, Agency Eligible Investor Loans, Non-QM DSCR , and Prime Jumbo loans, since inception. Securitization History ($ in Thousands) Balances At Issuance Information is unaudited, estimated and subject to change. Vintage Type Number of Deals Issued Total Orig. Balance Senior Bond Orig. Balance Subordinate Bond Orig. Balance Number of Deals Outstanding 2008 Loan 2 770,865 670,949 99,916 2 2009 RMBS 3 3,535,035 1,965,001 1,570,034 2 2010 RMBS 14 5,638,378 2,156,169 3,482,209 6 2011 RMBS 2 359,154 177,139 182,015 2 2012 Loan 3 1,496,917 1,378,409 118,508 - 2014 Loan & RMBS 2 816,126 522,220 293,906 - 2015 Loan 4 2,048,483 1,385,162 663,321 - 2016 Loan 6 5,861,574 4,148,904 1,712,670 1 2017 Loan 9 7,364,441 5,217,632 2,146,809 - 2018 Loan 9 3,021,614 2,209,835 811,779 3 2019 Loan 12 5,007,276 3,850,091 1,157,185 11 2020 Loan 11 4,163,703 3,254,207 909,496 9 2021 Loan 14 8,202,315 6,521,955 1,680,360 14 2022 Loan 5 1,570,674 1,156,067 414,607 5 2023 Loan 8 2,553,300 1,991,406 561,894 8 Total 104 52,409,855 36,605,146 15,804,709 63

Q1 2024 RPL SECURITIZATIONS CREDIT PERFORMANCE 9Source: Bloomberg & IntexCalc. Information is unaudited, estimated and subject to change. (1) Latest HPI data as of January 2024. 5 10 15 20 M ar -2 1 Ju n- 21 Se p- 21 D ec -2 1 M ar -2 2 Ju n- 22 Se p- 22 D ec -2 2 M ar -2 3 Ju n- 23 Se p- 23 D ec -2 3 M ar -2 4 4 8 12 16 M ar -2 1 Ju n- 21 Se p- 21 D ec -2 1 M ar -2 2 Ju n- 22 Se p- 22 D ec -2 2 M ar -2 3 Ju n- 23 Se p- 23 D ec -2 3 M ar -2 4 0.0 0.2 0.4 0.6 0.8 1.0 M ar -2 1 Ju n- 21 Se p- 21 D ec -2 1 M ar -2 2 Ju n- 22 Se p- 22 D ec -2 2 M ar -2 3 Ju n- 23 Se p- 23 D ec -2 3 M ar -2 4 0 10 20 30 40 50 M ar -2 1 Ju n- 21 Se p- 21 D ec -2 1 M ar -2 2 Ju n- 22 Se p- 22 D ec -2 2 M ar -2 3 Ju n- 23 Se p- 23 D ec -2 3 M ar -2 4 60+ Day Delinquency (%) 3 Month Prepayment Rate (CPR %) 3 Month Default Rate (CDR %) 3 Month Loss Severity (%) Reperforming Loans are a cornerstone of our portfolio. Residential Credit fundamentals and performance have been stable, given home price appreciation and the fully seasoned nature of our loans. Q1 2024 RPL Securitized Loan Characteristics Total Original Unpaid Principal Balance (UPB) $16.1 Billion (1) Total Current Unpaid Principal Balance (UPB) $10.4 Billion Total Number of Loans 107,052 Weighted Average Loan Size $97K Weighted Average Coupon 5.99% WA FICO 654 Average Loan Age 206 Months Amortized Loan-to-Value (LTV) 64% HPI Updated Loan-to-Value (LTV) (1) 41% 60+ Days Delinquent 9.9%

SUMMARY

Capital	▪ 16 securitizations are currently callable, 4 more will be callable later in 2024, and 5 securitizations are callable in 2025 ▪ Cash take-out from our existing securitizations may serve as a source of capital ▪ Chimera evaluates the cost of financing, cash take-out, liquidity needs and availability of accretive assets in its decision to call and re-lever existing deals
Portfolio Investments	▪ Invested approximately $34 million in high-yielding subordinated tranches of new issue mortgage securitizations backed by reperforming mortgage loans and small balance commercial properties ▪ Settled $78 million of residential transition loans during the quarter , which were previously committed to in Q4 2023 ▪ Sold approximately $35 million of Agency CMBS positions resulting in $32 million of recourse financing being paid off
Credit Performance	▪ We believe credit performance on our existing loan portfolio remains strong ▪ The weighted average HPI LTV of our loan portfolio is 44% (1) ▪ 186 months of seasoning
Financing & Liquidity	▪ Reduced total recourse financing exposure by approximately $47 million ▪ Decreased recourse leverage from 1.0x as of Q4 2023 to 0.9x as of Q1 2024 ▪ $169 million in cash and $418 million in unencumbered assets
Interest Rate Hedging	▪ Current hedges are positioned to deal with an uncertain rate environment ▪ $2.0 billion of 1-year interest rate swaps protect 118%(2)(3) of our floating rate repos ▪ $1.0 billion of 1x1 interest rate swaptions gives us flexibility in case the Fed holds rates higher through 2025

Information is unaudited, estimated and subject to change. (1) Latest HPI data as of January 2024.
(2) Excludes $245 million Capped Floating Rate Limited MtM facility.
(3) $1 billion of interest rate swaps will be maturing in May 2024.

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CHIMERA INVESTMENT CORPORATION

APPENDIX

12 FINANCIAL METRICS Information is unaudited, estimated and subject to change. (1) Earnings available for distribution per adjusted diluted common share is a non- GAAP measure. See additional discussion in the Appendix section of this presentation. $0.17 $0.08 ($0.07) $0.05 $0.45 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 $0.13 $0.12 $0.13 $0.13 $0.12 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 $7.41 $7.29 $6.90 $6.75 $7.11 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q1 2024 Economic Return of 7.0% 1.2x 1.0x 1.0x 1.0x 0.9x Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 $232 $201 $139 $222 $169 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 $427 $470 $467 $377 $418 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 GAAP Earnings Per Share Earnings Available For Distribution (EAD) Per Share(1) GAAP Book Value Per Share Recourse Leverage Cash ($ in Millions) Unencumbered Assets Market Value ($ in Millions)

EARNINGS AVAILABLE FOR DISTRIBUTION Earnings available for distribution is a non-GAAP measure and is defined as GAAP net income excluding unrealized gains or losses on financial instruments carried at fair value with changes in fair value recorded in earnings, realized gains or losses on the sales of investments, gains or losses on the extinguishment of debt, changes in the provision for credit losses, other gains or losses on equity investments, and transaction expenses incurred. Transaction expenses are primarily comprised of costs only incurred at the time of execution of our securitizations and certain structured secured financing agreements and include costs such as underwriting fees, legal fees, diligence fees, bank fees and other similar transaction related expenses. These costs are all incurred prior to or at the execution of the transaction and do not recur. Recurring expenses, such as servicing fees, custodial fees, trustee fees and other similar ongoing fees are not excluded from earnings available for distribution. We believe that excluding these costs is useful to investors as it is generally consistent with our peer groups treatment of these costs in their non-GAAP measures presentation, mitigates period to period comparability issues tied to the timing of securitization and structured finance transactions, and is consistent with the accounting for the deferral of debt issue costs prior to the fair value election option made by us. In addition, we believe it is important for investors to review this metric which is consistent with how management internally evaluates the performance of the Company. Stock compensation expense charges incurred on awards to retirement eligible employees is reflected as an expense over a vesting period (generally 36 months) rather than reported as an immediate expense. Earnings available for distribution is the Economic net interest income, as defined previously, reduced by compensation and benefits expenses (adjusted for awards to retirement eligible employees), general and administrative expenses, servicing and asset manager fees, income tax benefits or expenses incurred during the period, as well as the preferred dividend charges. We view Earnings available for distribution as one measure of our investment portfolio's ability to generate income for distribution to common stockholders. Earnings available for distribution is one of the metrics, but not the exclusive metric, that our Board of Directors uses to determine the amount, if any, of dividends on our common stock. Other metrics that our Board of Directors may consider when determining the amount, if any, of dividends on our common stock include (among others) REIT taxable income, dividend yield, book value, cash generated from the portfolio, reinvestment opportunities and other cash needs. In addition, Earnings available for distribution is different than REIT taxable income and the determination of whether we have met the requirement to distribute at least 90% of our annual REIT taxable income (subject to certain adjustments) to our stockholders in order to maintain qualification as a REIT is not based on Earnings available for distribution. Therefore, Earnings available for distribution should not be considered as an indication of our REIT taxable income, a guaranty of our ability to pay dividends, or as a proxy for the amount of dividends we may pay. We believe Earnings available for distribution as described above helps us and investors evaluate our financial performance period over period without the impact of certain transactions. Therefore, Earnings available for distribution should not be viewed in isolation and is not a substitute for net income or net income per basic share computed in accordance with GAAP. In addition, our methodology for calculating Earnings available for distribution may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and accordingly, our Earnings available for distribution may not be comparable to the Earnings available for distribution reported by other REITs. 13 Information is unaudited, estimated and subject to change.

EARNINGS AVAILABLE FOR DISTRIBUTION (CONTINUED) 14 The following table provides GAAP measures of net income and net income per diluted share available to common stockholders for the periods presented and details with respect to reconciling the line items to Earnings available for distribution and related per average diluted common share amounts. Earnings available for distribution is presented on an adjusted dilutive shares basis. Information is unaudited, estimated and subject to change. For the Quarters Ended March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 (dollars in thousands, except per share data) GAAP Net income (loss) available to common stockholders $ 111,016 $ 12,104 $ (16,268) $ 17,586 $ 38,928 Adjustments: Net unrealized (gains) losses on financial instruments at fair value (76,765) (6,815) 43,988 (6,954) (64,592) Net realized (gains) losses on sales of investments 3,750 3,752 460 21,758 5,264 (Gains) losses on extinguishment of debt — 2,473 — (4,039) (2,309) Increase (decrease) in provision for credit losses 1,347 2,330 3,217 2,762 3,062 Net unrealized (gains) losses on derivatives (5,189) 15,871 (17) (17,994) 8,551 Realized (gains) losses on derivatives — — — 6,822 34,134 Transaction expenses 67 425 90 8,456 6,409 Stock Compensation expense for retirement eligible awards 1,024 (391) (392) (388) 2,141 Other investment (gains) losses (4,686) 986 (2,381) 421 (117) Earnings available for distribution $ 30,564 $ 30,735 $ 28,697 $ 28,430 $ 31,471 GAAP net income (loss) per diluted common share $ 0.45 $ 0.05 $ (0.07) $ 0.08 $ 0.17 Earnings available for distribution per adjusted diluted common share $ 0.12 $ 0.13 $ 0.13 $ 0.12 $ 0.13

NET ASSET BREAKDOWN

Net Asset Breakout	Q1 2024				Q4 2023			
	Direct Holdings	Securitization Trusts	Financing Trusts	Total	Direct Holdings	Securitization Trusts	Financing Trusts	Total
Investments:								
Non-Agency RMBS, at fair value	815,376,991	244,485,608	-	1,059,862,600	794,812,473	248,993,153	-	1,043,805,625
Agency MBS, at fair value	65,999,086	-	-	65,999,086	102,483,833	-	-	102,483,833
Residential Mortgage Loans[1]								
RPL	-	9,888,274,493	-	9,888,274,493	-	10,236,184,390	-	10,236,184,390
Investor	-	616,561,118	-	616,561,118	-	631,123,393	-	631,123,393
RTL	-	-	164,754,502	164,754,502	-	-	121,648,949	121,648,949
Jumbo Prime	-	-	404,928,654	404,928,654	-	-	408,089,359	408,089,359
Total Investment Assets	**881,376,078**	**10,749,321,219**	**569,683,156**	**12,200,380,452**	**897,296,306**	**11,116,300,935**	**529,738,308**	**12,543,335,549**
Securitized debt, collateralized by:								
Non-Agency RMBS	-	73,161,678	-	73,161,678	-	75,012,162	-	75,012,162
Residential Mortgage Loans				-				-
RPL	-	6,869,295,399	-	6,869,295,399	-	7,112,419,749	-	7,112,419,749
Investor	-	467,049,240	-	467,049,240	-	489,461,380	-	489,461,380
Secured financing agreements, secured by:								
Non-Agency RMBS	547,967,500	120,614,000	-	668,581,500	560,925,500	127,287,000	-	688,212,500
Agency RMBS	36,433,998	-	-	36,433,998	68,502,000	-	-	68,502,000
Residential Mortgage Loans								
RPL	-	1,207,869,820	-	1,207,869,820	-	1,226,515,542	-	1,226,515,542
RTL	-	-	132,212,258	132,212,258	-	-	98,646,402	98,646,402
Jumbo Prime	-	-	339,580,706	339,580,706	-	-	350,238,243	350,238,243
Total Investment Liabilities	**584,401,498**	**8,737,990,137**	**471,792,964**	**9,794,184,600**	**629,427,500**	**9,030,695,832**	**448,884,645**	**10,109,007,978**
Net Assets	**296,974,579**	**2,011,331,081**	**97,890,192**	**2,406,195,852**	**267,868,805**	**2,085,605,103**	**80,853,663**	**2,434,327,571**

Information is unaudited, estimated and subject to change.

(1) The above table excludes approximately $152 million of Loans held for investment for December 31, 2023, which were purchased prior to the reporting date, but not settled as of the reporting date.

15

CHIMERA INVESTMENT CORPORATION

NET INTEREST SPREAD

The table below shows our average earning assets held, interest earned on assets, yield on average interest earning assets, average debt balance, economic interest expense, economic average cost of funds, economic net interest income, and net interest rate spread for the periods presented.

	For the Quarter Ended								
	March 31, 2024 (dollars in thousands)			December 31, 2023 (dollars in thousands)			March 31, 2023 (dollars in thousands)		
	Average Balance	Interest	Average Yield/Cost	Average Balance	Interest	Average Yield/Cost	Average Balance	Interest	Average Yield/Cost
Assets:									
Interest-earning assets (1):									
Agency RMBS	$ 19,363	$ 325	6.7 %	$ 19,136	$ 303	6.3 %	$ 18,692	$ 322	6.9 %
Agency CMBS	60,345	715	4.7 %	105,270	1,138	4.3 %	307,846	2,957	3.8 %
Non-Agency RMBS	961,903	28,935	12.0 %	950,366	29,611	12.5 %	990,721	30,098	12.2 %
Loans held for investment	11,643,716	154,018	5.3 %	11,882,662	158,501	5.3 %	12,334,025	152,838	5.0 %
Total	$12,685,327	$ 183,993	5.8 %	$12,957,434	$ 189,553	5.9 %	$13,651,284	$ 186,215	5.5 %
Liabilities and stockholders'									
Interest-bearing liabilities (2):									
Secured financing agreements collateralized by:									
Agency RMBS	$ —	$ —	— %	$ —	$ —	— %	$ 4,095	$ 52	5.1 %
Agency CMBS	44,632	661	5.9 %	75,847	1,071	5.6 %	252,102	2,956	4.7 %
Non-Agency RMBS	681,101	11,736	6.9 %	710,550	13,561	7.6 %	762,989	16,063	8.4 %
Loans held for investment	1,696,221	28,106	6.6 %	1,761,188	30,298	6.9 %	2,189,967	34,839	6.4 %
Securitized debt	8,207,251	75,489	3.7 %	8,422,017	76,327	3.6 %	8,049,843	62,886	3.1 %
Total	$10,629,205	$ 115,992	4.4 %	$10,969,602	$ 121,257	4.4 %	$11,258,996	$ 116,796	4.1 %
Economic net interest income/net interest rate spread		$ 68,001	1.4 %		$ 68,296	1.5 %		$ 69,419	1.4 %
Net interest-earning assets/net interest margin	$ 2,056,122		2.1 %	$ 1,987,832		2.1 %	$ 2,392,288		2.0 %
Ratio of interest-earning assets to interest bearing liabilities	1.19			1.18			1.21		

(1) Interest-earning assets at amortized cost

(2) Interest includes periodic net interest cost on swaps

Information is unaudited, estimated and subject to change.

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CHIMERA INVESTMENT CORPORATION

THE SECURITIZATION PROCESS  CIM buys $100MM Non-Agency mortgage bond or loans from dealer.  CIM deposits the bond or loans into a trust.  The trust issues bonds backed by the cashflow of the underlying bond or loans.  The Senior A note receives all principal from the collateral and interest on its $75MM bond until the bond is paid off.  The Subordinate B note receives interest on its $25MM bond, absorbs losses and starts to receive principal only after the Senior A note is paid in full.  3x Non-Recourse Leverage. $100MM Non-Agency Mortgage Bond or Loans $100MM Trust (Non-Agency RMBS Collateral) $75MM Senior A Note Sold to 3rd Party $25MM Subordinate B Note Retained by CIM Deposit 17 Recourse Financing $15MM Repo Financing Of Subordinate B Note $10MM Equity Of Subordinate B Note  60% of the Subordinate B note is financed through a repurchase agreement.  The remaining 40% of the Subordinate B note is equity.  1.5x Recourse Leverage. (1) The hypothetical diagram below shows the typical structure of our securitization transactions. Chimera has created term-funding through securitization (1)

CONSOLIDATED LOAN SECURITIZATIONS

		ORIGINAL FACE ($ Thousands)			REMAINING FACE ($ Thousands)			WEIGHTED AVERAGE COUPON (WAC)		
VINTAGE	DEAL	TOTAL	SOLD	RETAINED	TOTAL	SOLD	RETAINED	Outstanding Bonds Sold	Underlying Collateral	FIRST CALL DATE
2023	CIM 2023-I2	238,530	202,750	35,780	218,544	182,764	35,780	6.71%	7.18%	Jul-26
2023	CIM 2023-R4	393,997	343,368	50,629	363,398	312,756	50,629	5.03%	5.75%	Apr-28
2023	CIM 2023-NR2	66,661	48,328	18,333	57,822	40,649	17,173	6.00%	5.20%	Apr-24
2023	CIM 2023-R3	450,834	394,479	56,355	413,891	357,473	56,355	4.50%	5.59%	Apr-25
2023	CIM 2023-I1	236,161	205,578	30,583	214,076	183,493	30,583	6.36%	7.43%	Apr-26
2023	CIM 2023-R2	447,384	364,841	82,543	401,938	319,383	82,543	5.50%	6.28%	Mar-28
2023	CIM 2023-NR1	134,016	97,161	36,855	107,823	71,186	36,637	6.00%	6.09%	Currently Callable
2023	CIM 2023-R1	585,718	512,503	73,215	518,191	445,094	73,062	5.40%	6.32%	Jan-25
2022	CIM 2022-NR1	144,912	105,061	39,851	125,555	87,217	38,339	3.68%	4.88%	Currently Callable
2022	CIM 2022-R3	369,891	327,168	42,723	316,032	273,300	42,721	4.55%	5.42%	Sep-27
2022	CIM 2022-I1	219,442	122,997	96,445	195,459	99,014	96,445	4.35%	4.70%	Jun-24
2022	CIM 2022-R2	508,202	440,865	67,337	427,842	360,750	67,092	3.81%	4.75%	May-27
2022	CIM 2022-R1	328,226	294,090	34,136	262,925	228,651	34,115	3.05%	4.57%	Feb-27
2021	CIM 2021-NR4	167,596	125,747	41,849	116,934	73,241	43,694	2.82%	5.72%	Currently Callable
2021	CIM 2021-R6	353,797	336,284	17,513	220,241	202,728	17,513	1.63%	5.71%	Sep-26
2021	CIM 2021-R5	450,396	382,836	67,560	344,376	277,263	67,113	2.00%	5.67%	Aug-24
2021	CIM 2021-R4	545,684	463,831	81,853	353,260	271,438	81,818	2.00%	6.74%	Jun-24
2021	CIM 2021-R3	859,735	730,775	128,960	511,845	382,714	128,960	1.95%	6.78%	Apr-25
2021	CIM 2021-NR3	117,373	82,161	35,212	65,186	26,708	38,478	2.57%	6.85%	Currently Callable
2021	CIM 2021-R2	1,497,213	1,272,631	224,582	815,659	589,957	224,582	2.07%	7.04%	Mar-25
2021	CIM 2021-NR2	240,425	180,318	60,107	140,865	70,038	70,827	2.57%	7.13%	Currently Callable
2021	CIM 2021-R1	2,098,584	1,783,797	314,787	1,179,694	862,918	314,787	1.94%	7.36%	Feb-25
2021	CIM 2021-NR1	232,682	162,877	69,805	123,554	43,677	79,877	5.57%	7.64%	Currently Callable
2020	CIM 2020-R7	653,192	562,023	91,169	380,600	290,189	90,411	2.44%	6.28%	Currently Callable
2020	CIM 2020-R6	418,390	334,151	84,239	267,976	184,078	83,850	2.25%	5.40%	Currently Callable
2020	CIM 2020-R5	338,416	257,027	81,389	170,957	89,583	81,374	2.41%	5.46%	Clean-up Call
2020	CIM 2020-R3	438,228	328,670	109,558	260,084	151,664	108,420	4.00%	5.54%	Currently Callable
2020	CIM 2020-R2	492,347	416,761	75,586	296,633	222,998	73,636	2.67%	4.31%	Clean-up Call
2020	CIM 2020-R1	390,761	317,608	73,153	253,450	180,673	72,757	2.90%	5.89%	Currently Callable
2019	SLST 2019-1	1,217,441	941,719	275,722	774,904	542,388	224,188	3.50%	4.47%	Currently Callable
2019	CIM 2019-R5	315,039	252,224	62,815	162,628	100,020	61,981	2.97%	5.74%	Clean-up Call
2019	CIM 2019-R4	320,802	256,641	64,161	172,458	110,009	62,450	3.00%	6.31%	Currently Callable
2019	CIM 2019-R3	342,633	291,237	51,396	157,732	107,426	50,306	2.63%	6.78%	Currently Callable
2019	CIM 2019-R2	464,327	358,172	106,155	288,041	183,706	104,328	3.49%	5.45%	Clean-up Call
2019	CIM 2019-R1	371,762	297,409	74,353	217,643	145,120	72,523	3.25%	5.03%	Currently Callable
2018	CIM 2018-R3	181,073	146,669	34,404	60,130	28,008	31,942	4.48%	7.32%	Currently Callable
2016	CIM 2016-FRE1	185,811	115,165	70,646	70,162	13,051	57,111	4.26%	4.82%	Currently Callable
2008	PHHMC 2008-CIM1	619,710	549,142	70,568	7,430	5,555	1,852	6.86%	5.07%	Do Not Hold Call Rights
	TOTAL	**$17,437,391**	**$14,405,064**	**$3,032,327**	**$11,035,938**	**$8,116,880**	**$2,906,252**	**3.38%**	**6.01%**	

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Information is unaudited, estimated and subject to change.

CHIMERA INVESTMENT CORPORATION

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